                                                                    EXHIBIT 10.4

       FOURTH AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND RATIFICATION OF GUARANTY (this "Fourth Amendment"), dated as of May 1, 2002, among Gaylord Entertainment Company, a Delaware corporation ("Borrower"), Opryland Hotel-Florida Limited Partnership ("Co-Borrower"), the undersigned guarantors (each a "Guarantor and collectively, the "Guarantors"), Deutsche Bank Trust Company Americas ("Administrative Agent"), and Deutsche Bank Trust Company Americas, Citicorp Real Estate, Inc. and CIBC Inc. (collectively, "Lenders");

                                  WITNESSETH:

                  WHEREAS, Borrower, Co-Borrower, Administrative Agent and Lenders entered into that certain Credit Agreement dated as of October 9, 2001, as amended by First Amendment to Credit Agreement and Ratification of Guaranty dated as of November 30, 2001, Second Amendment to Credit Agreement and Ratification of Guaranty (the "Second Amendment") dated as of December 31, 2001 and by Third Amendment to Credit Agreement and Ratification of Guaranty (the "Third Amendment") dated as of February 28, 2002 (as so amended, the "Credit Agreement");

                  WHEREAS, Borrower, Co-Borrower and Lenders desire to amend the Credit Agreement as set forth in this Fourth Amendment.

                  NOW, THEREFORE, in consideration of the foregoing, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                  1. "May 1, 2002" is hereby amended to "June 30, 2002" in each of the following provisions of the Credit Agreement:

                           (a)      clause (c) of the definition of "Account
Control Agreement";

                           (b)      clauses (a) and (b) of the definition of
"Available Aggregate Commitment";

                           (c)      Section 2.1(a);

                           (d)      Section 2.5(a);

                           (e)      Section 2.6(b)(v);

                           (f)      Section 2.20.3(a); and

                           (g)      in both places where "May 1, 2002" occurs
in the first sentence of Section 2.20.3(b).

                  2. In Section 2.5(a) of the Credit Agreement, "and May 5, 2002" is hereby amended to ", May 5, 2002 and July 5, 2002".

                  3. In the first sentence of Section 2.20.3(b) of the Credit Agreement, "92" is hereby amended to "31", and in the second sentence of
Section 2.20.3(b) of the Credit Agreement, "from and after May 1, 2002, from time to time as necessary" is hereby amended to "on August 1, 2002".

                  4. In Section 2.20.3(c) of the Loan Agreement, "May 1, 2002" is hereby amended to "July 1, 2002" in the first, second and fourth places where it occurs and to "June 30, 2002" in the third place where it occurs.

                  5. Borrower, Co-Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date hereof, no Default or Unmatured Default has occurred and is continuing, and no Default or Unmatured Default will occur as a result of this Fourth Amendment.

                  6. The Credit Agreement, as amended hereby, together with that certain letter agreement dated as of August 13, 2001 between Borrower and Lenders, as amended by those certain letter agreements dated as of September 14, 2001 and September 25, 2001, respectively, and all the other Loan Documents (as defined in the Loan Agreement) remain in full force and effect and are hereby ratified and confirmed in all respects, it being understood that the Administrative Agent and the Lenders hereby expressly reserve all of their rights and remedies thereunder, including, without limitation, their rights and remedies under Section 2.20.4 of the Credit Agreement with respect to any Out of Balance Condition (as defined therein) that may exist by reason of the Second Amendment, the Third Amendment and/or this Fourth Amendment and their rights and remedies under said letter agreements.

                  7. By signing below, each of the Guarantors (as defined in the Credit Agreement) (a) acknowledges, consents and agrees to the execution and delivery by Borrower and Co-Borrower of this Fourth Amendment; (b) ratifies and confirms its obligations under the Guaranty (as defined in the Credit Agreement), which remains unmodified and in full force and effect; (c) acknowledges and agrees that its obligations under the Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment; (d) represents and warrants that it has received and reviewed this Fourth Amendment; and (e) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Guaranty as a result of this Fourth Amendment or otherwise.

                  8. This Fourth Amendment may not be amended, modified or otherwise changed in any manner except by a writing executed by all of the parties hereto.

                  9. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  10. This Fourth Amendment may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.

                      [SIGNATURE PAGES FOLLOW IMMEDIATELY]

         IN WITNESS WHEREOF, Borrower, Co-Borrower, Administrative Agent, Lenders and Guarantors have executed this Fourth Amendment as of the date first above written.



                                       BORROWER:

                                       GAYLORD ENTERTAINMENT COMPANY



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CO-BORROWER:

                                       OPRYLAND HOTEL - FLORIDA
                                       LIMITED PARTNERSHIP, a Florida limited
                                       partnership

                                       By: Opryland Hospitality, LLC, its
                                           general partner

                                       By: Gaylord Entertainment Company, its
                                           sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       LENDERS:

                                       DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                       Individually and as Administrative Agent



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CITICORP REAL ESTATE, INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       CIBC INC.



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       GUARANTORS:

                                       COUNTRY MUSIC TELEVISION
                                       INTERNATIONAL, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       ACUFF-ROSE MUSIC PUBLISHING, INC., a
                                       Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       ACUFF-ROSE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:



                                       GAYLORD PROGRAM SERVICES, INC., a
                                       Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       WILDHORSE SALOON ENTERTAINMENT
                                       VENTURES, INC., a Tennessee corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND HOSPITALITY, LLC, a
                                       Tennessee limited liability company



                                       By: Gaylord Entertainment Company, a
                                           Delaware Corporation, its sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       MILENE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       SPRINGHOUSE MUSIC, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND THEATRICALS, INC., a
                                       Delaware corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND HOTEL-TEXAS, LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership

                                       By: Opryland Hospitality, LLC, its
                                           general partner

                                           By: Gaylord Entertainment Company,
                                                its sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       OPRYLAND HOTEL-TEXAS, LLC, a Delaware
                                       limited liability company

                                       By: Gaylord Entertainment Company, its
                                           sole member



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND PRODUCTIONS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       OPRYLAND ATTRACTIONS, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       HICKORY RECORDS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       CORPORATE MAGIC, INC., a Texas
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                       CCK, INC., a Texas corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       GAYLORD INVESTMENTS, INC., a Delaware
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------



                                       GRAND OLE OPRY TOURS, INC., a Tennessee
                                       corporation



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------